UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 6, 2025

CAPRI HOLDINGS LTD
(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
90 Whitfield Street
2nd Floor
London, United Kingdom
W1T 4EZ
(Address of Principal Executive Offices)
44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Ordinary Shares, no par value	CPRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 6, 2025, Capri Holdings Limited (the “Company”) issued a press release containing its unaudited financial results for its first fiscal quarter ended June 28, 2025. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01	OTHER EVENTS.

The Company adopted ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures” in its Fiscal 2025 annual consolidated financial statements. As a result of this adoption, the Company expanded its segment disclosures by including significant segment expenses included within each reported measure of segment profit or loss. In order to provide enhanced comparability of its Fiscal 2025 segment results, the Company is furnishing Exhibit 99.2 (Supplemental unaudited historical segment data) to include expanded disclosures for its Fiscal 2025 interim periods. The supplemental data included as Exhibit 99.2 in this Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended March 29, 2025.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.
99.1	Press Release issued by Capri Holdings Limited, dated August 6, 2025
99.2	Supplemental unaudited historical segment data
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Exhibit 99.1 is furnished to comply with Item 2.02 and Item 9.01 of Form 8-K, and the information under Item 8.01 of this Current Report, including Exhibit 99.2, is furnished pursuant to Item 8.01. The information under Item 8.01, Exhibit 99.1, and Exhibit 99.2 shall not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall Item 8.01, Exhibit 99.1, or Exhibit 99.2 be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPRI HOLDINGS LIMITED
Date: August 6, 2025
	By:	/s/ Rajal Mehta
	Name:	Rajal Mehta
	Title:	Interim Chief Financial Officer